Centex 2005-A

			% of
		Aggregate	Loans by				Weighted
Geographic		Remaining	Remaining	Weighted	Weighted	Weighted	Average %
Distribution	Number	Principal	Principal	Average	Average	Average	Owner
By Balance	of Loans	Balance	Balance	FICO *	LTV	Coupon	Occupied
Arizona	118	$14,563,892.77	1.57%	590	83.54%	7.66%	98.39%
Arkansas	40	2,921,092.08	0.32	592	82	8.872	98.26
California	1,016	197,399,377.86	21.31	605	76.55	6.855	99.27
Colorado	131	20,701,078.60	2.23	614	81.36	6.822	97.32
Connecticut	96	15,699,495.93	1.69	601	75.47	7.303	100
Delaware	43	5,309,722.10	0.57	581	78.31	7.952	100
Florida	567	69,030,367.43	7.45	594	80.31	7.498	96.94
Georgia	267	31,167,366.27	3.36	595	82.69	8.247	97.99
Idaho	36	3,779,825.60	0.41	562	81.91	7.931	97.86
Illinois	32	3,242,609.29	0.35	606	83.59	7.538	97.78
Indiana	240	22,266,130.03	2.4	592	84.51	7.572	99.14
Iowa	113	9,608,120.73	1.04	592	82.92	8.435	99.48
Kansas	44	3,791,281.91	0.41	590	84.93	8.533	100
Kentucky	101	8,754,373.86	0.95	584	83.04	7.913	99.1
Louisiana	181	13,680,523.95	1.48	579	80.42	8.124	96.55
Maine	44	4,786,040.73	0.52	593	73.76	7.901	97.29
Maryland	233	34,619,407.16	3.74	578	81.56	7.896	99.21
Massachusetts	105	18,502,347.11	2	590	74.1	7.254	99.48
Michigan	187	19,521,531.62	2.11	588	82.35	8.014	98.81
Minnesota	54	7,623,752.09	0.82	601	83.65	7.711	99
Mississippi	54	4,981,760.12	0.54	610	84.37	7.554	100
Missouri	140	13,606,968.72	1.47	582	84.41	7.912	98.46
Montana	17	1,538,770.56	0.17	577	78.59	7.896	95.71
Nebraska	33	3,548,268.29	0.38	599	82.15	7.654	100
Nevada	125	20,256,995.68	2.19	587	78.38	7.414	99.24
New Hampshire	37	4,424,210.98	0.48	610	73.51	7.098	96.16
New Jersey	214	29,900,239.51	3.23	590	76.02	8.142	99.74
New Mexico	70	7,393,594.17	0.8	605	81.84	7.926	96.64
New York	260	30,919,441.37	3.34	588	75.61	8.27	97.71
North Carolina	194	20,180,681.18	2.18	584	82.71	8.215	99.49
North Dakota	5	365,333.06	0.04	570	83.09	7.746	100
Ohio	315	31,912,451.66	3.45	584	83.88	7.894	98.1
Oklahoma	106	7,732,784.93	0.83	599	82.18	8.058	98.85
Oregon	55	7,498,829.37	0.81	596	79.63	7.477	98.54
Pennsylvania	346	33,369,482.30	3.6	580	80.57	7.99	98.64
Rhode Island	29	3,753,565.63	0.41	579	77.37	8.049	100
South Carolina	79	7,345,580.83	0.79	581	81.21	8.642	100
South Dakota	3	284,649.60	0.03	598	87.21	7.82	100
Tennessee	173	15,962,149.28	1.72	605	83.56	7.586	98.81
Texas	1,241	93,312,268.96	10.07	595	74.57	8.424	97.52
Utah	37	4,331,810.17	0.47	615	86.46	7.08	100
Vermont	18	1,498,660.29	0.16	613	66.09	7.367	100
Virginia	271	36,563,979.12	3.95	585	79.9	7.849	98.91
Washington	186	26,620,931.52	2.87	598	81.17	7.271	99.47
West Virginia	49	4,276,251.92	0.46	562	81.67	8.546	100
Wisconsin	76	6,942,464.07	0.75	579	80.62	8.702	98.43
Wyoming	6	794,793.44	0.09	600	80.77	7.025	100
Total:	7,787	$926,285,253.85	100.00%	594	79.15%	7.66%	98.60%
Total Number of Stated Represented: 47

			% of
		Aggregate	Loans by				Weighted
		Remaining	Remaining	Weighted	Weighted	Weighted	Average %
	Number	Principal	Principal	Average	Average	Average	Owner
Fico Scores **	of Loans	Balance	Balance	FICO *	LTV	Coupon	Occupied
<= 500	60	$6,799,998.86	0.73%	485	76.08%	8.97%	98.53%
501 - 525	762	81,111,491.43	8.76	514	77.41	8.946	99.34
526 - 550	1,336	147,192,403.37	15.89	538	81.15	8.447	99.01
551 - 575	1,206	133,941,490.19	14.46	563	80.45	8.036	98.61
576 - 600	1,257	154,602,440.33	16.69	588	79.41	7.51	99.02
601 - 625	1,142	141,122,062.91	15.24	613	78.47	7.256	98.97
626 - 650	969	123,384,854.56	13.32	637	79.22	7.077	98.05
651 - 675	567	73,637,123.77	7.95	662	77.75	6.848	96.86
676 - 700	267	34,852,529.52	3.76	686	77.46	6.663	98.72
701 - 725	104	13,893,122.39	1.5	712	74.29	6.72	98.17
726 - 750	49	6,428,731.04	0.69	735	77.27	6.939	95.34
751 - 775	43	5,725,737.94	0.62	761	78.96	6.42	96.16
776 - 800	24	3,535,704.41	0.38	792	74.08	6.138	97.87
801 - 825	1	57,563.13	0.01	809	75.49	8.35	100
Total:	7,787	$926,285,253.85	100.00%	594	79.15%	7.66%	98.60%
Minimum FICO: 435
Maximum FICO: 809
WA FICO: 594

			% of
		Aggregate	Loans by				Weighted
Original		Remaining	Remaining	Weighted	Weighted	Weighted	Average %
Loan to	Number	Principal	Principal	Average	Average	Average	Owner
Value Ratio	of Loans	Balance	Balance	FICO *	LTV	Coupon	Occupied
<= 50.000	451	$36,313,107.92	3.92%	603	39.73%	7.80%	96.78%
50.001 - 60.000	392	34,863,096.61	3.76	603	55.53	7.816	93.87
60.001 - 70.000	852	85,276,998.49	9.21	590	65.83	7.87	97.35
70.001 - 80.000	2,639	312,301,958.62	33.72	603	77.63	7.559	98.47
80.001 - 90.000	2,765	354,009,993.38	38.22	587	86.42	7.735	99.28
90.001 - 100.000	688	103,520,098.83	11.18	584	91.61	7.462	99.97
Total:	7,787	$926,285,253.85	100.00%	594	79.15%	7.66%	98.60%
Minimum Loan-to-Value Ratio: 10.750
Maximum Loan-to-Value Ratio: 100.000
WA Loan-to-Value Ratio By Remaining Balance: 79.150

			% of
		Aggregate	Loans by				Weighted
		Remaining	Remaining	Weighted	Weighted	Weighted	Average %
	Number	Principal	Principal	Average	Average	Average	Owner
Occupancy Status	of Loans	Balance	Balance	FICO *	LTV	Coupon	Occupied
Owner Occupied	7,614	$913,353,142.23	98.60%	594	79.29%	7.64%	100.00%
Investor	133	9,105,831.58	0.98	617	70	9.198	0
2nd Home	40	3,826,280.04	0.41	606	66.49	8.73	0
Total:	7,787	$926,285,253.85	100.00%	594	79.15%	7.66%	98.60%

			% of
		Aggregate	Loans by				Weighted
		Remaining	Remaining	Weighted	Weighted	Weighted	Average %
	Number	Principal	Principal	Average	Average	Average	Owner
Documentation	of Loans	Balance	Balance	FICO *	LTV	Coupon	Occupied
Full Documentation	7,156	$839,700,269.16	90.65%	590	79.99%	7.68%	98.83%
Stated Income	488	68,694,354.90	7.42	634	71.17	7.385	97.46
Limited Documentation	143	17,890,629.79	1.93	622	70.56	7.893	92.31
Total:	7,787	$926,285,253.85	100.00%	594	79.15%	7.66%	98.60%

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available
** - <= 500 bucket includes 6 loans with 0.05% of Principal Balance for which credit score is not available

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